UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2023
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Altria Group, Inc. (“Altria”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,453,699,014 shares of Altria’s common stock represented in person or by proxy at the Annual Meeting, constituting 81.39% of outstanding shares on March 27, 2023, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:

Proposal 1:    Election of 12 Directors.

Name	For	Against	Abstain	Broker Non-Vote
Ian L.T. Clarke	1,102,857,052	8,202,694	4,693,106	337,946,162
Marjorie M. Connelly	1,103,111,344	8,395,328	4,246,180	337,946,162
R. Matt Davis	1,103,266,470	7,803,889	4,682,493	337,946,162
William F. Gifford, Jr.	1,100,160,563	10,616,064	4,976,225	337,946,162
Jacinto J. Hernandez	1,102,562,852	8,790,326	4,399,674	337,946,162
Debra J. Kelly-Ennis	1,095,215,030	16,222,690	4,315,132	337,946,162
Kathryn B. McQuade	1,076,920,304	34,462,027	4,370,521	337,946,162
George Muñoz	1,066,577,707	44,506,007	4,669,138	337,946,162
Nabil Y. Sakkab	1,088,382,741	22,878,114	4,491,997	337,946,162
Virginia E. Shanks	1,102,165,233	8,989,227	4,598,392	337,946,162
Ellen R. Strahlman	1,102,888,052	8,576,409	4,288,391	337,946,162
M. Max Yzaguirre	1,102,693,239	8,151,196	4,908,417	337,946,162

All nominees were duly elected as directors of Altria.
Proposal 2:        Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023.

For	Against	Abstain
1,402,690,535	45,742,425	5,266,054
The selection of the Independent Registered Public Accounting Firm was ratified.
Proposal 3:    Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,040,794,362	65,304,188	9,654,302	337,946,162
The proposal was approved on an advisory basis.

Proposal 4:    Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Altria’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstain
1,084,346,803	4,885,401	19,458,631	7,062,017
The shareholders voted, on an advisory basis, on the frequency of future advisory votes on the compensation of Altria’s named executive officers as set forth in the table above.

Proposal 5:     Shareholder Proposal - Report on Congruence of Political and Lobbying Expenditures with Altria Values and Policies.

For	Against	Abstain	Broker Non-Vote
119,973,276	982,386,589	13,392,987	337,946,162
The proposal was defeated.

Proposal 6:     Shareholder Proposal - Commission a Civil Rights Equity Audit.

For	Against	Abstain	Broker Non-Vote
339,478,431	763,798,551	12,475,870	337,946,162
The proposal was defeated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    May 22, 2023

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